                               EXHIBIT (8)(i)(2)

                 FORM OF AMENDMENT TO PARTICIPATION AGREEMENT
                                     (MFS)

                      ADDENDUM TO PARTICIPATION AGREEMENT
                      -----------------------------------

     Amendment No. 3 to the Amended and Restated Participation Agreement, dated as of July 1, 2001, by and among MFS VARIABLE INSURANCE TRUST, MASSACHUSETTS FINANCIAL SERVICES COMPANY, and TRANSAMERICA LIFE INSURANCE COMPANY (the "Agreement").

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  SCHEDULE A
                             Effective May 1, 2002

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT
                    --------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name of Separate Account                                                    Share Class
and Date Established by                   Policies Funded                   (Initial or                     Portfolios
   Board of Directors                   by Separate Account               Service Class)              Applicable to Policies
------------------------------------------------------------------------------------------------------------------------------------
    Retirement Builder                   Transamerica Life                   Initial                MFS Emerging Growth Series
 Variable Annuity Account                Insurance Company                                        MFS Investors Growth Stock Series
      March 29, 1996                      Policy Form No.                                           MFS New Discovery Series
                                         AV288 101 985 796                                            MFS Research Series
                                 (including successor forms, addenda                                 MFS Total Return Series
                                and endorsements-may vary by state)                                   MFS Utilities Series
                                      under marketing names:
                                   "Retirement Income Builder II
                                 Variable Annuity" and "Portfolio
                                     Select Variable Annuity"
------------------------------------------------------------------------------------------------------------------------------------
 Legacy Builder Variable                 Transamerica Life                   Initial                MFS Emerging Growth Series
          Life                           Insurance Company                                            MFS Research Series
    Separate Account                      Policy Form No.                                            MFS Total Return Series
    November 20, 1998                    WL851 136 58 699                                             MFS Utilities Series
                                     under the marketing name
                                     "Legacy Builder Plus" and
                                         "Estate Enhancer"
------------------------------------------------------------------------------------------------------------------------------------
 Separate Account VA B                   Transamerica Life                   Service                 MFS Total Return Series
    January 19, 1990                     Insurance Company                                          MFS New Discovery Series
                                          Policy Form No.
                                         AV720 101 148 102
                                     under the marketing name
                                      "Transamerica Landmark
                                       Variable Annuity" and
                                       "Transamerica Freedom
                                         Variable Annuity"
------------------------------------------------------------------------------------------------------------------------------------
 Separate Account VA C                   Transamerica Life                   Service                 MFS Total Return Series
   February 20, 1997                     Insurance Company                                          MFS New Discovery Series
                                          Policy Form No.
                                         AV710 101 147 102
                                     under the marketing name
                                        "Transamerica EXTRA
                                         Variable Annuity"
------------------------------------------------------------------------------------------------------------------------------------

                       ACCOUNTS, POLICIES AND PORTFOLIOS
              SUBJECT TO THE PARTICIPATION AGREEMENT continued...
              ---------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Name of Separate Account                                             Share Class
 and Date Established by              Policies Funded                (Initial or                     Portfolios
   Board of Directors              by Separate Account              Service Class)              Applicable to Policies
-----------------------------------------------------------------------------------------------------------------------------
Separate Account VA D               Transamerica Life                  Service                  MFS Total Return Series
  February 20, 1997                 Insurance Company                                          MFS New Discovery Series
                                     Policy Form No.
                                   AV474 101 122 1099
                                under the marketing name
                                  "Transamerica Access
                                    Variable Annuity"
---------------------------------------------------------------------------------------------------------------------------------
Separate Account VA E               Transamerica Life                  Initial                      MFS Bond Series
  February 20, 1997                 Insurance Company                                      MFS Capital Opportunities Series
                                     Policy Form No.                                          MFS Emerging Growth Series
                                    AV288 101 985 796                                      MFS Investors Growth Stock Series
                           (including successor forms, addenda                                 MFS New Discovery Series
                           and endorsements-may vary by state)                                    MFS Research Series
                                under the marketing name                                         MFS Utilities Series
                           "Privilege Select Variable Annuity"
---------------------------------------------------------------------------------------------------------------------------------
Separate Account VA F               Transamerica Life                  Service                MFS Emerging Growth Series
    May 15, 2000                    Insurance Company                                      MFS Investors Growth Stock Series
                                     Policy Form No.                                             MFS Utilities Series
                                    AV288-101-985-796
                           (including successor forms, addenda
                           and endorsements-may vary by state)
                                under the marketing name
                                 "Premier Asset Builder
                                    Variable Annuity"
-------------------------------------------------------------------------------------------------------------------------------
Separate Account VA I               Transamerica Life                  Service             MFS Investors Growth Stock Series
    May 15, 2000                    Insurance Company                                             MFS Research Series
                                     Policy Form No.                                            MFS Total Return Series
                                    AV288-101-985-796
                           (including successor forms, addenda
                           and endorsements-may vary by state)
                                under the marketing name
                            "Principal-Plus Variable Annuity"
-------------------------------------------------------------------------------------------------------------------------------
Separate Account VA J               Transamerica Life                  Service                MFS Emerging Growth Series
    May 15, 2000                    Insurance Company                                             MFS Research Series
                                     Policy Form No.                                            MFS Total Return Series
                                     AVI 200 1 0100                                              MFS Utilities Series
                           (including successor forms, addenda
                           and endorsements-may vary by state)
                                under the marketing name
                              "Immediate Income Builder II"
-------------------------------------------------------------------------------------------------------------------------------

                       ACCOUNTS, POLICIES AND PORTFOLIOS
              SUBJECT TO THE PARTICIPATION AGREEMENT continued...
              ---------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Name of Separate Account                                              Share Class
 and Date Established by              Policies Funded                  (Initial or                     Portfolios
   Board of Directors              by Separate Account               Service Class)              Applicable to Policies
--------------------------------------------------------------------------------------------------------------------------------
 Separate Account VA K              Transamerica Life                    Service               MFS Emerging Growth Series
      July 10, 2001                Insurance Company                                             MFS Research Series
                                     Policy Form No.                                            MFS Total Return Series
                                   AV721 101 149 1001                                            MFS Utilities Series
                                under the marketing name
                               "Retirement Income Builder
                                  III Variable Annuity"
-------------------------------------------------------------------------------------------------------------------------------


          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

                         TRANSAMERICA LIFE INSURANCE COMPANY
                         By its authorized officer,

                         By:_______________________________
                            Larry N. Norman
                            President


                         MFS VARIABLE INSURANCE TRUST, on behalf of the Portfolios
                         By its authorized officer and not individually,

                         By:________________________________

                         Name:______________________________

                         Title:_____________________________

                         MASSACHUSETTS FINANCIAL SERVICES COMPANY
                         By its authorized officer,

                         By:_______________________________

                         Name:_____________________________

                         Title:____________________________